UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2005

TRX, INC.

(Exact Name Of Registrant As Specified In Charter)

Georgia	000-51478	58-2502748
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6 West Druid Hills Drive

Atlanta, Georgia 30329

(Address of principal executive offices, including zip code)

(404) 929-6100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 5, 2005, TRX, Inc. and American Express Travel Related Services Company, Inc. executed an Amended and Restated Agreement for the provision of services effective December 1, 2005. Key terms of the amendment include: (i) a five-year term commencing December 1, 2005, with the exception of RESX services which terminate June 30, 2006 with automatic one-year renewals unless six-months notice is provided; (ii) expansion of services provided by TRX to include TRANXACT and SELEX Workflow Manager services, (iii) continuation of RESX and CORREX services expanding on a global basis, and (iv) pricing and payment terms for all services provided.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

        99.1            Press Release dated December 5, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRX, INC.
(Registrant)

Date: December 5, 2005	/s/ Lindsey B. Sykes
Lindsey B. Sykes Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 5, 2005.